SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: November 15, 2000

                           TELCOM SEMICONDUCTOR, INC.

             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-26312                94-3186995

(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


1300 Terra Bella Avenue
Mountain View, California                                       94039-7267
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (415) 968-9252


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ITEM 5.  OTHER EVENTS

         TelCom Semiconductor, Inc. (the "Company") reported on November 15, 2000 that it expects fourth quarter 2000 revenues to be down about 10% compared to the third quarter just completed.

         A copy of the Press Release, dated November 15, 2000, issued by the Company relating to the revenue projection is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)      Exhibits

    99.1     TelCom Semiconductor, Inc., Press Release, dated November 15, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 20, 2000


                                                      TELCOM SEMICONDUCTOR, INC.


                                                      By:  /s/ Robert G. Gargus
                                                          ----------------------
                                                      Name:    Robert G. Gargus
                                                      Title:   President



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                                  EXHIBIT INDEX

       Exhibit
         No.                                 Exhibit Description

        99.1           TelCom Semiconductor, Inc., Press Release, dated November
                       15, 2000.










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